UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2018

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

150 N. Dairy Ashford
Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 337-2034

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

The information in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference. The information provided in this Item 2.02 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by Shell Midstream Partners, L.P. (the “Partnership”) pursuant to the Securities Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 7.01	Regulation FD Disclosure.

Preliminary Estimate of Selected Fourth Quarter 2017 Financial Results

The following are our preliminary estimates for certain key financial and operating results for the three months ended December 31, 2017. For purposes of this Item 7.01, references to “the Partnership” include the Partnership and its subsidiaries (unless the context otherwise requires).

The information presented below has not been reviewed by our independent registered public accounting firm and is subject to revision as we prepare our audited consolidated financial statements as of and for the year ended December 31, 2017. This information is not a comprehensive statement of our financial results for the three months ended December 31, 2017, and our actual results may differ materially from these estimates as a result of the completion of our financial closing process, final adjustments (if any) and other developments arising between now and the time that our financial results for the three months ended December 31, 2017 are finalized. We expect to announce our financial results for the year ended December 31, 2017 in late February 2018.

Based on currently available information, our estimated Net income attributable to the Partnership will be within a range of $78.9 million to $91.7 million for the three months ended December 31, 2017. In addition, our estimated Adjusted EBITDA attributable to the Partnership will be within a range of $109.6 million to $127.4 million for the three months ended December 31, 2017.

The following table presents a reconciliation of estimated Adjusted EBITDA to estimated Net income, the most directly comparable financial measure under Generally Accepted Accounting Principles (“GAAP”), for the period indicated.

	Three Months Ended December 31, 2017(1)
	(in millions)
Reconciliation of Estimated Adjusted EBITDA to Estimated Net Income	Low Estimate	High Estimate
Estimated Net income	$93.7	$108.9
Add:
Estimated Loss from disposition of fixed assets	$0.1	$0.1
Estimated Depreciation, amortization and accretion	$10.8	$12.6
Estimated Interest and Income tax expense, net	$9.5	$11.1
Estimated Cash distribution received from equity investments	$48.2	$56.0
Less:
Estimated Income from equity investments	$41.5	$48.3

Estimated Adjusted EBITDA	$120.8	$140.4

Less:
Estimated Adjusted EBITDA attributable to Parent	$6.3	$7.3
Estimated Adjusted EBITDA attributable to noncontrolling interests	$4.9	$5.7

Estimated Adjusted EBITDA attributable to the Partnership	$109.6	$127.4

(1)	The preliminary financial information and estimates set forth above have been prepared by, and are the responsibility of, the management of our general partner. Ernst & Young LLP has not audited, reviewed, compiled or performed any procedures with respect to such preliminary financial information or estimates. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

Adjusted EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities. You should not consider Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because Adjusted EBITDA may be defined differently by other companies in our industry, our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The GAAP measure most directly comparable to Adjusted EBITDA is net income. Adjusted EBITDA should not be considered as an alternative to GAAP net income. We define Adjusted EBITDA as net income before income taxes, net interest expense, gain or loss from dispositions of fixed assets, allowance oil reduction to net realizable value, and depreciation, amortization and accretion, plus cash distributed to us from equity investments for the applicable period, less income from equity investments.

We believe that the presentation of this non-GAAP supplemental financial measure provides useful information to management and investors in assessing our financial condition and results of operations. We present this financial measure because we believe replacing our proportionate share of our equity investments’ net income with the cash received from such equity investments more accurately reflects the cash flow from our business, which is meaningful to our investors.

Adjusted EBITDA is a non-GAAP supplemental financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;

•	the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

The information provided in this Item 7.01 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: February 1, 2018